FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005

CNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-50729	54-2059214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Windsor Blvd., Windsor, VA	23487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 242-4422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The board of directors voted to amend CNB Bancorp’s bylaws effective November 17, 2005. The amendment changes our bylaws by eliminating provisions that required directors who serve on the CNB Bancorp board to also serve on the board of Citizens National Bank, our wholly-owned subsidiary.

The amendment also changes our bylaws by removing language requiring directors to acquire at least 5,000 shares of our common stock within five years of becoming a director. The amended bylaws provide that directors owning less than 5,000 shares of our common stock at the time of their appointment must acquire additional shares of our common stock such that they own at least 5,000 shares within five years of becoming directors. The Amended and Restated Bylaws are attached to this Current Report as Exhibit 3.3.

Item 9.01. Financial Statements and Exhibits.

3.3	Amended and Restated Bylaws

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2005	CNB BANCORP, INC.

	By:	/s/ Oliver D. Creekmore
Oliver D. Creekmore
President

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